UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (904)-496-0027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 8, 2025, at a special meeting of the Company’s stockholders (the “Special Meeting”), the Company’s stockholders voted on the following three (3) proposals and votes were cast as described below. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, which was filed on November 18, 2025 with the Securities and Exchange Commission.

The final results for Proposals 1 - 3 are as follows:

Proposal No. 1

The stockholders approved, the issuance of up to 53,925,620 shares of the Company’s Common Stock upon the conversion of the 360,000 shares of the Series B Preferred Stock, which were issued in connection with the Company’s private placement offering that closed on October 17, 2025 (assuming the conversion price is reduced to the floor price either due to a dilutive issuance or due to the reset provisions of the Series B Preferred Stock), including shares of Common Stock to be issued as dividends or subject to the make-whole provision of the Series B Preferred Stock (assuming the dividend conversion price is reduced to the floor price) plus additional shares of Common Stock issuable as a result of any adjustment to the conversion price following any stock dividend, stock split or other share combination event. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,804,015	156,289	8,025	0

Proposal No. 2

The stockholders approved, the issuance of up to 37,190,083 shares of the Company’s Common Stock upon the exercise of common warrants which were issued in connection the private placement offering that closed on October 17, 2025 (including additional shares of Common Stock issuable pursuant to anti-dilution provisions and a reset provision set forth in the Warrants). The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,806,555	154,723	7,051	0

Proposal No. 3

The stockholders approved the adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and Proposal 2. The stockholders approved the adjournment; however, the Board of Directors determined an adjournment was not necessary. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,804,087	155,418	8,825	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation

Dated: December 8, 2025	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

2